Exhibit 99.1 to 8-K

Dated September 19, 2013

NEWS RELEASE

SEACOAST BANKING CORPORATION OF FLORIDA

Dennis S. Hudson, III

Chairman and Chief Executive Officer

Seacoast Banking Corporation of Florida

(772) 288-6085

William R. Hahl

Executive Vice President/

Chief Financial Officer

(772) 221-2825

Seacoast Announces Termination of
Regulatory Agreement

STUART, FL, September 25, 2013 – Seacoast Banking Corporation of Florida (“Seacoast”) (NASDAQ-NM: SBCF) today announced that the Office of the Comptroller of the Currency (“OCC”) has notified Seacoast National Bank (the “Bank”), Seacoast’s sole bank subsidiary, that it is terminating all prior enforcement actions with the Bank. As a result, the Bank is no longer subject to the formal agreement entered into with the OCC on December 16, 2008 relating to programs designed to improve credit quality.

In addition, the OCC has eliminated, and the Bank will no longer be subject to, individual minimum capital ratios (“IMCR”) which were established for the Bank on December 9, 2009. Consequently, the Bank will be subject to the general regulatory minimums to be considered “well-capitalized”, which are a Tier 1 leverage capital ratio of at least 5.00%, a Tier 1 risk-based capital ratio of at least 6.00% and a total risk-based capital ratio of at least 10.00%. At June 30, 2013, the Bank is well capitalized with regulatory capital ratios of 9.48%, 15.80% and 17.05%, respectively.

“The termination of the formal agreement and the IMCR is the result of the focus and commitment of our directors, officers and employees to strengthen the organization following the credit crisis and Great Recession,” commented Dennis S. Hudson, III, Chairman and Chief Executive Officer. “We believe that these developments will enhance our ability to implement our growth strategy and provide our customers with personal service and competitive financial solutions. It is gratifying to know that our primary regulator has recognized the significant progress we have made in addressing the formal agreement. We are now in a position to leverage our bank franchise and focus on future growth and financial performance.”

With over $2.2 billion in assets, 34 traditional branches and offering business banking loan and deposit products and services in 5 Accelerate offices fueled by the power of Seacoast National Bank, Seacoast is one of the largest community banks headquartered in Florida. Offices stretch from Broward County north through the Treasure Coast and into Orlando, and west to Okeechobee and surrounding counties.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, growth prospects, ability to realized deferred tax assets, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2012 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.